  As filed with the Securities and Exchange Commission on October 3, 1996

                                               Securities Act File No. 33-69260
                                       Investment Company Act File No. 811-7804
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM N-2
        Registration Statement Under the Securities Act of 1933            /x/
                         Pre-Effective Amendment No.                       / /
                        Post-Effective Amendment No. 4                     /x/
                                      and
      Registration Statement Under the Investment Company Act of 1940      /x/
                             Amendment No. 4                               /x/
                       (Check appropriate box or boxes)

                             _____________________

                         MANAGED HIGH YIELD FUND INC.
              (Exact name of Registrant as specified in charter)
                          1285 Avenue of the Americas
                           New York, New York 10019
                   (Address of principal executive offices)
      Registrant's Telephone Number, including Area Code: (212) 713-2000

                             _____________________

                           DIANNE E. O'DONNELL, ESQ.
                         Vice President and Secretary
                         MANAGED HIGH YIELD FUND INC.
                          1285 Avenue of the Americas
                           New York, New York 10019
                    (Name and address of agent for service)

                             _____________________

                                  Copies to:


ROBERT A. WITTIE, ESQ.                               GREGORGY K. TODD, ESQ.
MARK T. UYEDA, ESQ.                                  MITCHELL HUTCHINS ASSET
KIRKPATRICK & LOCKHART LLP                              MANAGEMENT INC.
1800 Massachusetts Avenue, N.W.                      1285 Avenue of the Americas
Washington, D.C. 20036-1800                          New York, New York 10019

                                  ___________


         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

         It is proposed that this filing will become effective (check appropriate box)

               [ x ] when declared effective pursuant to Section 8(c)

         This Registration Statement relates to the registration of an indeterminate number of shares solely for market-making transactions.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Managed High Yield Fund Inc.
                        Form N-2 Cross Reference Sheet

      Part A
   Item Number                           Caption                                      Prospectus Caption
         1          Outside Front Cover............................... Outside Front Cover of Prospectus

         2          Inside Front and Outside Back Cover Page.......... Inside Front and Outside Back Cover
                                                                       Pages of Prospectus

         3          Fee Table and Synopsis............................ Fund Expenses; Prospectus Summary

         4          Financial Highlights.............................. Financial Highlights

         5          Plan of Distribution.............................. The Offering

         6          Selling Shareholders.............................. Not Applicable

         7          Use of Proceeds................................... Use of Proceeds

         8          General Description of Registrant................. The Fund; Trading History; Investment
                                                                       Objective and Policies; Other Investment
                                                                       Practices; Special Considerations and Risk
                                                                       Factors; Description of Capital Stock

         9          Management........................................ Management of the Fund; Description of
                                                                       Capital Stock; Custodian, Transfer and
                                                                       Dividend Disbursing Agent and Registrar

        10          Capital Stock, Long-Term Debt and Other
                    Securities........................................ Dividends and Other Distributions; Dividend
                                                                       Reinvestment Plan; Taxation; Description of
                                                                       Capital Stock; Special Considerations and
                                                                       Risk Factors; Taxation

        11          Defaults and Arrears on Senior Securities......... Not Applicable

        12          Legal Proceedings................................. Not Applicable

        13          Table of Contents of the Statement of
                    Additional Information............................ Further Information

      Part B                                                                             Statement of
   Item Number                            Caption                                   Additional Information
        14          Cover Page........................................ Cover Page

        15          Table of Contents................................. Outside Back Cover Page


        16          General Information and History................... Not Applicable

        17          Investment Objectives and Policies................ Investment Policies and Restrictions;
                                                                       Strategic Transactions; Portfolio Transactions

        18          Management........................................ Directors and Officers

        19          Control Persons and Principal Holders of
                    Securities........................................ Control Persons and Principal Holders of
                                                                       Securities

        20          Investment Advisory and Other Services............ Investment Advisory Arrangements;
                                                                       Additional Information

        21          Practices......................................... Portfolio Transactions

        22          Tax Status........................................ Taxation

        23          Financial Statements.............................. Financial Statements

                          MANAGED HIGH YIELD FUND INC.

                                  COMMON STOCK

                            ------------------------

     Managed High Yield Fund Inc. ('Fund') is a diversified, closed-end management investment company. The Fund's investment objective is to seek high current income. In pursuing its investment objective, the Fund seeks to avoid undue investment risk by investing in a professionally managed, diversified portfolio of high yield, high risk income securities and, under normal market conditions, invests at least 80% of its total assets in securities rated Ba or B by Moody's Investors Service, Inc. ('Moody's'), BB or B by Standard & Poor's, a division of The McGraw-Hill Companies ('S&P'), or comparably rated by another nationally recognized statistical rating organization ('NRSRO'). The Fund may also invest up to 20% of its total assets in the aggregate in securities rated higher than Ba or lower than B by Moody's, higher than BB or lower than B by S&P, securities comparably rated by another NRSRO, non-rated securities determined by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the Fund's investment adviser, to be of comparable quality to rated securities in which the Fund may invest and other securities described in this Prospectus. The determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment. Investments in high yield, high risk income securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. The Fund also may invest up to 35% of its net assets in securities of foreign issuers. THE FUND IS DESIGNED FOR INVESTORS WILLING TO ASSUME ADDITIONAL RISK IN RETURN FOR THE POTENTIAL FOR HIGH CURRENT INCOME. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE 'SPECIAL CONSIDERATIONS AND RISK FACTORS.' No assurance can be given that the Fund will achieve its investment objective.



     The Fund's common stock ('Common Stock') is listed and traded on the New York Stock Exchange, Inc. ('NYSE') under the symbol 'PHT.' No additional shares of Common Stock will be issued in connection with this offering. The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing prices on the NYSE at the time of sale. The closing price for the Common Stock on the NYSE on
November, 1996 was $     . See 'Trading History.' The Fund will not receive
any proceeds from the sale of Common Stock offered pursuant to this Prospectus.



     Mitchell Hutchins serves as investment adviser and administrator to the Fund. This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ('SAI') dated November 29, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free (800) 852-4750.


                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    ----------------------------------------

                            PAINEWEBBER INCORPORATED

                    ----------------------------------------


               The date of this Prospectus is November 29, 1996.

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)..............................................   None(1)
  Dividend Reinvestment Plan Fees.............................................................   None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK)(2)
  Investment Advisory and Administration Fees.................................................   0.90%
  Other Expenses..............................................................................   0.35%
                                                                                                 ----
     Total Annual Expenses....................................................................   1.25%
                                                                                                 ----
                                                                                                 ----


------------------
(1) Prices for shares of Common Stock traded in the OTC secondary market will reflect ordinary dealer mark-ups.

(2) See 'Management of the Fund' for additional information. The investment advisory and administration fees payable to the Fund's investment adviser are greater than those paid by most funds. 'Other Expenses' have been estimated based upon expenses actually incurred for the fiscal year ended July 31, 1996.


EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:


      ONE YEAR                THREE YEARS                FIVE YEARS                 TEN YEARS
---------------------  -------------------------  -------------------------  -----------------------
         $13                   $      40                  $      69                 $     151


     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from the commencement of investment operations). The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ('SEC') applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive shares of the Common Stock purchased by the Plan agent at the market price in effect at that time, which may be at, above or below net asset value.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information ('SAI'). Investors should carefully consider information set forth under the heading 'Special Risk Considerations' below.

The Fund.............................  Managed High Yield Fund Inc. ('Fund') is a diversified, closed-end management investment company. See 'The Fund.'

The Offering.........................  No additional shares of the Fund's common stock ('Common Stock') will be issued in connection with this offering. Shares of Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter
                                         ('OTC') secondary market sales by PaineWebber Incorporated
                                         ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the New York
                                         Stock Exchange, Inc. ('NYSE') at the time of sale. The Common Stock is listed and traded on the NYSE under the symbol 'PHT.' See 'The Offering'
                                         and 'Trading History.'

Investment Objective and
  Policies...........................  The Fund's investment objective is to seek high current income. In pursuing its investment objective, the Fund seeks to avoid undue investment risk by investing in a professionally managed, diversified portfolio of high yield, high risk income securities (commonly known as
                                         'junk bonds') and, under normal market conditions, invests at least 80%
                                         of its total assets in securities rated Ba or B by Moody's Investors
                                         Service, Inc. ('Moody's'), BB or B by Standard & Poor's, a division of
                                         The McGraw Hill Companies ('S&P'), or comparably rated by another nationally recognized statistical rating organization ('NRSRO').
                                         Securities rated BB or Ba are considered to be within the 'upper tier'
                                         of the high yield, high risk income securities market and securities rated B are considered to be within the 'middle tier' of this market.
                                         Securities within these two tiers constitute the largest portions of this market. The Fund may also invest up to 20% of its total assets in the aggregate in securities rated higher than Ba or lower than B by
                                         Moody's, higher than BB or lower than B by S&P, securities comparably rated by another NRSRO, non-rated securities determined by Mitchell
                                         Hutchins Asset Management Inc. ('Mitchell Hutchins'), the Fund's
                                         investment adviser, to be of comparable quality to rated securities in which the Fund may invest and other securities described in this
                                         Prospectus. Under certain market conditions, such higher and lower rated securities may offer significant opportunities for high current income.
                                         The determination of whether a security is in a particular rating category, and whether

                                         the above percentage limitations are met, will be made at the time of investment. Mitchell Hutchins will assess securities on the basis of the highest rating assigned by any NRSRO.

                                       The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its investment objective. Investments in high yield, high risk income securities are subject to a greater risk of loss of principal and non-payment of interest than higher-rated investments.

                                       In selecting investments for the Fund's portfolio, Mitchell Hutchins seeks to identify issuers and industries that Mitchell Hutchins believes are likely to experience stable or improving financial conditions. Mitchell
                                         Hutchins believes that this strategy will enhance the Fund's ability to earn high current income. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

                                       The high yield, high risk income securities in which the Fund invests include bonds, debentures, notes and convertible debt and are generally unsecured. Most of these debt securities will bear interest at fixed rates.

                                       The Fund may implement various temporary 'defensive' strategies at times when Mitchell Hutchins determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. These strategies may include an increase in the portion of the Fund's assets invested in higher-quality debt securities.

                                       The Fund may also engage in other investment practices, including forward commitments, repurchase agreements, securities lending and strategic transactions, may purchase illiquid securities, and may purchase when-issued and delayed delivery securities and securities issued in private placements. At times, the Fund may acquire preferred securities and convertible securities, and may acquire equity securities (including common stocks, warrants and rights) when attached to, or as part of, a unit including fixed income securities, or in connection with a conversion or exchange of fixed

                                         income securities. The Fund may also invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies.

                                       See 'Investment Objective and Policies,' 'Other Investment Practices,'
                                         'Special Considerations and Risk Factors' and 'Taxation.' See also
                                         'Appendix--Description of Bond Ratings.'

Investment Adviser and
  Administrator......................  Mitchell Hutchins, a wholly owned asset management subsidiary of
                                         PaineWebber, serves as the Fund's investment adviser and administrator.
                                         Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of October 31, 1996, Mitchell
                                         Hutchins served as investment adviser or sub-adviser to   registered
                                         investment companies with   separate portfolios having aggregate assets
                                         of over $  billion. See 'Management of the Fund.'

Dividends and Other
  Distributions......................  The Fund distributes all of its net investment income as monthly dividends. The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. The Fund distributes annually to stockholders substantially all of its realized net capital gains, if any. See 'Dividends and Other Distributions;
                                         Dividend Reinvestment Plan.'

Dividend Reinvestment Plan...........  The Fund has established a Dividend Reinvestment Plan ('Plan') under which all stockholders whose shares of Common Stock are registered in their own names, or in the name of PaineWebber (or its nominee), have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock, unless such stockholders elect to receive cash. Additional shares of Common

                                         Stock acquired under the Plan are purchased in the open market, on the
                                         NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of purchase. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber
                                         (or its nominee) should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The Fund will not issue any new shares of Common Stock in connection with the Plan. See
                                         'Dividends and Other Distributions; Dividend Reinvestment Plan.'

Stock Repurchases and Tender Offers;
  Conversion to Open-End Fund........  In recognition of the possibility that the Common Stock might trade at a discount from net asset value and that any such discount may not be in the best interest of stockholders, the Fund's Board of Directors, in consultation with Mitchell Hutchins, currently intends at least annually to consider the possibility of making open market Common Stock repurchases or tender offers. There can be no assurance that the Board of Directors will decide to undertake either of these actions or that, if undertaken, such actions will result in the Common Stock's trading at a price that is equal or close to net asset value per share. The Board of Directors also will consider from time to time whether it would be in the best interests of the Fund and its stockholders to convert the Fund to an open-end investment company. See 'Description of Capital Stock.'

Special Risk Considerations..........  Certain Risks Associated with Investments in High Yield, High Risk Income
                                         Securities.  Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in high yield, high risk income securities before making an investment in the
                                         Fund. The Fund, under normal market conditions, invests at least 80% of its total assets in high yield, high risk income securities rated Ba or
                                         B by Moody's, BB or B by S&P or comparably rated by another NRSRO. The
                                         Fund may also invest up to 20% of its total assets in the aggregate in securities rated higher than Ba or lower than B by Moody's, higher than
                                         BB or lower than B by S&P, securities comparably rated by another NRSRO, non-rated securities determined by Mitchell Hutchins to be of comparable quality to rated securities in which the Fund may invest and other securities described in this Prospectus. Most of the securities in which the Fund invests are considered to be below investment grade, reflecting a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may find it more difficult at times to establish the fair value of such securities.

                                       Securities in the rating categories Ba and below as determined by Moody's and BB and below as determined by S&P are considered by those agencies to be predominantly speculative with limited

                                         protection of interest and principal payments, and may include securities that are in default or face the risk of default with respect to principal or interest. The Fund may invest in securities that are rated as low as 'D,' which are securities in payment default. These rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix.

                                       Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.
                                         Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.
                                         The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

                                       Changes by recognized rating services in their ratings of any income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although
                                         Mitchell Hutchins will monitor all investments to determine whether continued investment is consistent with the Fund's investment objective.
                                         Because of the greater number of investment considerations involved in investing in high yield, high risk income securities, the achievement of the Fund's investment objective depends more on Mitchell Hutchins'
                                         analytical abilities than would be the case if the Fund were investing primarily in securities in the higher rating categories.

                                       Lower grade debt securities generally offer a higher current yield than that available from higher grade issues. However, lower grade securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Some of the high yield, high risk income securities in which the
                                         Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called 'leveraged buyout' transactions.
                                         The highly leveraged capital structure of such

                                         issuers may make them especially vulnerable to adverse changes in economic conditions. During periods of economic downturn or rising interest rates, issuers of high yield, high risk income securities, especially highly leveraged issuers, may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                                       The market for high yield, high risk income securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many high yield, high risk income securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on high yield, high risk income securities rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

                                       The market for high yield, high risk income securities generally is thinner and less active than that for higher quality securities. This may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high yield, high risk income securities, especially in a thinly traded market.

                                       The values of high yield, high risk income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater with respect to investments in income securities with longer maturities than investments in securities with shorter maturities. The secondary market prices of high yield, high risk income securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and

                                         business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of high yield, high risk income securities.

                                       Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell high yield, high risk income securities when
                                         Mitchell Hutchins believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In the event of a default of such securities, in order to enforce its rights, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

                                       Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. The Fund may not be able readily to dispose of such securities at an amount that approximates that at which the Fund has valued them and would have to sell other investments if necessary to raise cash to meet its obligations. In many cases, high yield, high risk income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

                                       Although Mitchell Hutchins attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

                                       Certain Risks Associated with Original Issue Discount, Zero Coupon and
                                         Payment-in-Kind Securities.  The Fund may invest in discount securities, including certain zero coupon securities of corporate issuers and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities may pay interest in the form of additional securities. However, the portion of the original issue discount on the zero coupon securities that accrues each year and the 'interest' on payment-in-kind securities must be included in the Fund's income

                                         annually. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid an excise tax (see
                                         'Taxation'), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives.
                                         These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

                                       Certain Risks Associated with Call Features.  A substantial portion of the securities held by the Fund may permit the issuer at its option to
                                         'call,' or redeem, its securities prior to maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund would not likely be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed.

                                       Certain Risks Associated with Premium Securities.  The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such 'premium' securities are typically purchased at prices greater than the principal amounts payable on maturity. Consequently, if such premium securities are called or sold prior to maturity, the Fund may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

                                       Foreign Investments.  The Fund may invest up to 35% of its net assets in securities of foreign issuers with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover,

                                         individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as

                                         growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S.
                                         issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing.

                                       Many of the foreign securities that may be held by the Fund will not be registered with the SEC, and the issuers thereof will not be subject to
                                         SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards. They also may be subject to less rigorous other regulatory requirements than those applicable to U.S. companies.
                                         Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures may differ substantially from those of U.S. courts.

                                       Strategic Transactions.  The Fund may use options, futures contracts and foreign currency contracts, which entail special risks. See 'Other
                                         Investment Practices--Strategic Transactions.'

                                       Anti-Takeover Provisions.  The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. These provisions could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a stockholder who owns beneficially more than 5% of the Common Stock. They provide, however, the advantage of potentially requiring persons seeking control of the
                                         Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies.


                                       See 'Investment Objective and Policies,' 'Other Investment Practices,'
                                         'Special Considerations and Risk Factors,' 'Taxation' and 'Description
                                         of Capital Stock.'

Market Price and Net Asset Value
of Shares.............................  Shares of closed-end investment companies, including the Fund, frequently trade at a discount to their net asset values.  Whether investors will realize gains or losses upon the sale of shares of the Common Stock will not depend directly upon the Fund's net asset value, but will depend upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease.
                                         Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.
                                       See 'Trading History', 'Special Considerations and Risk Factors--Market Price and Net Asset
                                         Value of Shares' and 'Description of Capital Stock.'

                              FINANCIAL HIGHLIGHTS


     The table below provides selected per share data and ratios for a share of Common Stock for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1996 which are incorporated by reference into the Fund's SAI and can be obtained by stockholders upon request. The financial statements and notes, and the financial information in the table below have been audited by Ernst & Young LLP, independent auditors, whose report thereon also is included in the Annual Report to Shareholders.



                                                                                FOR THE PERIOD
                                          FOR THE            FOR THE           DECEMBER 7, 1993+
                                        YEARS ENDED        YEARS ENDED              THROUGH
                                       JULY 31, 1996      JULY 31, 1995          JULY 31, 1994
                                      ---------------    ---------------    -----------------------
Net asset value, beginning of
  period...........................       $ 13.44            $ 13.76                $ 15.00

                                      ---------------    ---------------         ----------
Net investment income..............          1.29               1.40                   0.77
Net realized and unrealized losses
  on investments and foreign
  currency transactions............         (0.16)             (0.34)                 (1.25)
                                      ---------------    ---------------         ----------
Net increase (decrease) from
  investment operations............          1.13               1.06                  (0.48)
                                      ---------------    ---------------         ----------
Dividends from net investment
  income...........................         (1.32)             (1.38)                 (0.76)
                                      ---------------    ---------------         ----------
Net asset value, end of period.....       $ 13.25            $ 13.44                $ 13.76
                                      ---------------    ---------------         ----------
                                      ---------------    ---------------         ----------
Per share market value, end of
  period...........................       $ 12.50            $ 12.38                $ 12.38
                                      ---------------    ---------------         ----------
                                      ---------------    ---------------         ----------

Total investment return:
   On net asset value (1)..........          8.83%              9.27%                 (3.00)%
                                      ---------------    ---------------         ----------
                                      ---------------    ---------------         ----------
   On market value (2).............         12.16%             11.87%                (12.76)%
                                      ---------------    ---------------         ----------
                                      ---------------    ---------------         ----------

Ratios/Supplemental Data:
   Net assets, end of period (000's
     omitted)......................       $79,904            $81,081                $82,995
   Ratio of expenses to average net
     assets........................          1.25%              1.21%                  1.17%*
   Ratio of net investment income
     to average net assets.........          9.87%             10.68%                  8.27%*
   Portfolio turnover rate.........           135%               103%                    85%


---------------


   +  Commencement of operations
   *  Annualized
 (1)  Total investment return on net asset value is calculated assuming a purchase of stock at net asset value on the first day of each period reported and a sale at net asset value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
      Reinvestment Plan (the 'Plan'). Total investment return on net asset value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.
 (2)  Total investment return on market value is calculated assuming a purchase of stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Plan. Total investment return on market value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

                                    THE FUND

     The Fund is a diversified, closed-end management investment company and has registered as such under the Investment Company Act of 1940, as amended ('1940 Act'). The Fund was incorporated under the laws of the State of Maryland on June 11, 1993 and commenced operations on December 7, 1993. Prior to November 1995, the name of the Fund was 'PaineWebber Premier High Income Trust Inc.' The Fund began doing business under the name 'Managed High Yield Fund' in August 1995, and the shareholders of the Fund approved a formal change of the Fund's name to 'Managed High Yield Fund Inc.' on November 16, 1995. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                  THE OFFERING

     The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. No additional shares of Common Stock will be issued in connection with this Offering. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber.

                                USE OF PROCEEDS

     The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Common Stock will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.
                                TRADING HISTORY


     The Common Stock is listed and traded on the NYSE under the symbol 'PHT.' The following table sets forth for the Common Stock for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the per share net asset values, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the periods
shown may be broader than is shown in this table. On November   , 1996,
the closing price per share of Common Stock was $     , the Fund's net asset

value per share was $     and the discount to net asset value was       %.



                                                                        (DISCOUNT) OR
                                                   CORRESPONDING         PREMIUM TO
                               SALES PRICE        NET ASSET VALUES     NET ASSET VALUE
                            ------------------    ----------------    -----------------
      QUARTER ENDED          HIGH        LOW       HIGH      LOW       HIGH       LOW
-------------------------   -------    -------    ------    ------    ------    -------
10/31/94.................   $12.500    $11.125    $13.76    $13.14    (9.16)%   (15.33)%
1/31/95..................    12.375     11.125     12.75     13.15    (2.94)    (15.40)
4/30/95..................    12.750     11.875     13.07     12.59    (2.45)     (5.68)
7/31/95..................    13.000     12.125     13.37     13.13    (2.77)     (7.65)
10/31/95.................    13.125     12.125     13.44     13.40    (2.34)     (9.51)
1/31/96..................    13.125     12.000     13.39     12.92    (1.98)     (7.12)
4/30/96..................    12.625     12.000     13.36     13.13    (5.50)     (8.61)
7/31/96..................    12.750     12.125     13.32     13.46    (4.28)     (9.92)
10/31/96.................

     The Common Stock has historically traded in the market at prices below net asset value. See 'Description of Capital Stock--Common Stock Repurchases and Tender Offers' as to methods that may be undertaken by the Fund to reduce any discount.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek high current income. In pursuing its investment objective, the Fund seeks to avoid undue investment risk by investing in a professionally managed, diversified portfolio of high yield, high risk income securities (commonly known as 'junk bonds') and, under normal market conditions, invests at least 80% of its total assets in securities rated Ba or B by Moody's, BB or B by S&P or comparably rated by another NRSRO. Securities rated BB or Ba are considered to be within the 'upper tier' of the high yield, high risk income securities market and securities rated B are considered to be within the 'middle tier' of this market. Securities within these two tiers constitute the largest portions of this market. The Fund may also invest up to 20% of its total assets in the aggregate in securities rated higher than Ba or lower than B by Moody's, higher than BB or lower than B by S&P, securities comparably rated by another NRSRO, non-rated securities determined by Mitchell Hutchins to be of comparable quality to rated securities in which the Fund may invest and other securities described in this Prospectus. Under certain market conditions, such higher and lower rated securities may offer significant opportunities for high current income. The determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment. Mitchell Hutchins will assess securities on the basis of the highest rating assigned by any NRSRO.

     The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its investment objective. Investments in high yield, high risk income securities are subject to a greater risk of loss of principal and non-payment of interest than higher-rated investments. See 'Special Considerations and Risk Factors--Certain Risks Associated with Investments in High Yield, High Risk Income Securities.'

     Mitchell Hutchins believes that current conditions in the high yield, high risk income securities market, particularly with respect to securities rated BB or B, offer opportunities to investors willing to bear the risk of high yield investing. In selecting investments for the Fund's portfolio, Mitchell Hutchins seeks to identify issuers and industries that Mitchell Hutchins believes are more likely to experience stable or improving financial conditions. Mitchell Hutchins believes that this strategy enhances the Fund's ability to earn high current income. Many corporations are in the process of strengthening, or have recently improved, their financial positions through cost-cutting, restructuring or refinancing with lower cost debt. Mitchell Hutchins expects that, if the economy continues to improve, these factors and others may lead many BB or B issuers to experience financial improvement and possible credit upgrades. Mitchell Hutchins seeks to identify issuers that are in the process of strengthening, or have recently improved, their financial position through detailed credit research. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     The Fund may enter into forward commitments, repurchase agreements, securities lending and strategic transactions, and may purchase when-issued and delayed delivery securities and securities issued in private placements, which entail additional risks described below under 'Other Investment Practices.'

HIGH YIELD, HIGH RISK INCOME SECURITIES

     The high yield, high risk income securities in which the Fund will invest include bonds, debentures, notes and convertible debt and will generally be unsecured. Most of these debt securities will bear interest at fixed rates; the Fund may also invest in debt securities with floating or variable rates of interest. At times, the Fund may acquire preferred securities and may acquire warrants, rights and other equity securities in connection with the purchase of such high yield, high risk income securities.



     During the fiscal year ended July 31, 1996, the Fund had 88.07% of its dollar weighted average portfolio in debt securities that received a rating from a NRSRO, and 9.03% of its dollar weighted average portfolio in debt securities that were not so rated. The Fund had the following percentages of its dollar weighted average portfolio invested in rated securities: AAA/Aaa (including cash items)--4.10%, AA/Aa--0%, A/A--0%, BBB/Baa--0%, BB/Ba--30.96%, B/B--51.32%, and
CCC/Caa--1.69%. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended July 31, 1996 and is not necessarily representative of the Fund's assets as of the end of that period, the current fiscal year or at any time in the future.


     Discount Securities, Zero Coupon Securities and Payment-in-Kind
Securities. The Fund may at times invest in securities sold at a substantial discount from their face or par value. Such securities include so-called 'zero coupon' securities and 'payment-in-kind' securities. Zero coupon securities pay no cash interest. When a zero-coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the securities either in cash or in additional securities.

     Foreign Investments. The Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies. The Fund also may purchase or sell foreign currencies and foreign currency forward and futures contracts. See 'Other Investment Practices--Strategic Transactions' and 'Special Considerations and Risk Factors--Foreign Investments.'

     Premium Securities. The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such 'premium' securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest.

DEFENSIVE STRATEGIES AND BORROWINGS

     At times, Mitchell Hutchins may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. At such times, Mitchell Hutchins may temporarily implement various alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these 'defensive' strategies, the Fund may invest in money market instruments of all types and higher-quality debt securities. The yield on these securities would generally be lower than the yield on high yield, high risk income securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. The Fund may borrow money for temporary or emergency purposes (e.g., clearance of transactions or payments of dividends to stockholders) in an amount not exceeding 10% of the value of the Fund's total assets (not including the amount borrowed).

                           OTHER INVESTMENT PRACTICES

     The Fund may engage in the following additional investment practices, each of which may involve certain special risks.

     Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ('forward commitments') if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, the Fund may dispose of a commitment prior to settlement if Mitchell Hutchins deems it appropriate to do so. The Fund may realize short-term capital gains or losses upon the sale of forward commitments.



     Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or on demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors.

     Illiquid Securities. Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations.

     Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act'). Such securities also include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     While certain restricted securities may be illiquid, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ('NASD'). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the Board. Mitchell Hutchins will take into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the Board of Directors.

     Private Placements. The Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

     Strategic Transactions. The Fund may use options (both exchange-traded and OTC) and forward currency contracts to attempt to enhance income or to realize gains and may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate protection transactions. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these strategies.

     The Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, and write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. The Fund may enter into options, futures, forward currency contracts and interest rate protection transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.


     The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging or other risk management purposes. For example, the Fund may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

     The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use these instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and federal tax considerations.

     When-Issued and Delayed Delivery Securities. The Fund may purchase debt securities on a 'when-issued' basis or may purchase or sell debt securities on a 'delayed delivery' basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid, high grade debt securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     Equity Securities. The Fund may acquire equity securities (including common stocks, rights and warrants for equity and fixed income securities) when attached to fixed income securities or as part of a unit including fixed income securities, or in connection with a conversion or exchange of fixed income securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Lending of Portfolio Securities. The Fund is authorized to lend portfolio securities with a value of up to 33 1/3% of its total assets (determined at the time of the transaction) to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains collateral with the Fund's custodian bank marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. Higher portfolio turnover will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended July 31, 1996 and July 31, 1995, the Fund's portfolio turnover rate was 135% and 103%, respectively.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     Certain Risks Associated with Investments in High Yield, High Risk Income Securities. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in high yield, high risk income securities before making an investment in the Fund. The Fund, under normal market conditions, invests at least 80% of its total assets in high yield, high risk income securities rated Ba or B by Moody's, BB or B by S&P or comparably rated by another NRSRO. The Fund may also invest up to 20% of its total assets in the aggregate in securities rated higher than Ba or lower than B by Moody's, higher than BB or lower than B by S&P, securities comparably rated by another NRSRO, non-rated securities determined by Mitchell Hutchins to be of comparable quality to rated securities in which the Fund may invest and other securities described in this Prospectus. Most of the securities in which the Fund invests are considered to be below investment grade, reflecting greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may find it more difficult at times to establish the fair market value of such securities.

     Securities in the rating categories Ba or below as determined by Moody's and BB or below as determined by S&P are considered by those agencies to be predominantly speculative with limited protection of interest and principal payments, and may include securities that are in default or face the risk of default with respect to principal or interest. The Fund may invest in securities that are rated as low as 'D,' which are securities in payment default. These rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.


     Changes by NRSROs in their ratings of any income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although Mitchell Hutchins will monitor all investments to determine whether continued investment is consistent with the Fund's investment objective. Because of the greater number of investment considerations involved in investing in high yield, high risk income securities, the achievement of the Fund's investment objective depends more on Mitchell Hutchins' analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

     Lower grade debt securities generally offer a higher current yield than that available from higher grade issues. However, lower grade securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Some of the high yield, high risk income securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called 'leveraged buy-out' transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions. During periods of economic downturn or rising interest rates, issuers of high yield, high risk income securities, especially highly leveraged issuers, may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for high yield, high risk income securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many high yield, high risk income securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on high yield, high risk income securities rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

     The market for high yield, high risk income securities generally is thinner and less active than that for higher quality securities. This may limit the

Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high yield, high risk income securities, especially in a thinly traded market.

     The values of high yield, high risk income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater with respect to investments in income securities with longer maturities than investments in securities with shorter maturities. The secondary market prices of high yield, high risk income securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of high yield, high risk income securities.

     Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell high yield, high risk income securities when Mitchell Hutchins believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In the event of a default of such securities, in order to enforce its rights, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

     Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. The Fund may not be able readily to dispose of such securities at an amount that approximates that at which the Fund has valued them and would have to sell other investments if necessary to raise cash to meet its obligations. In many cases, high yield, high risk income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     Although Mitchell Hutchins attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.



     Certain Risks Associated with Original Issue Discount, Zero Coupon and Payment-in-Kind Securities. The Fund may invest in discount securities, including certain zero coupon securities of corporate issuers and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities may pay interest in the form of additional securities. However, the portion of the original issue discount on the zero coupon securities that accrues each year and the 'interest' on payment-in-kind securities must be included in the Fund's income annually. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid an excise tax (see 'Taxation'), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     Certain Risks Associated with Call Features. A substantial portion of the securities held by the Fund may permit the issuer at its option to 'call,' or redeem, its securities prior to maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund would not likely be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

     Certain Risks Associated with Premium Securities. The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such 'premium' securities are typically purchased at prices greater than the principal amounts payable on maturity. Consequently, if such premium securities are called or sold prior to maturity, the Fund may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.


     Foreign Investments. The Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     Many of the foreign securities that may be held by the Fund will not be registered with the SEC, and the issuers thereof will not be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards. They also may be subject to less rigorous other regulatory requirements than those applicable to U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures may differ substantially from those of U.S. courts.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     Strategic Transactions. The use of options, futures contracts and forward currency contracts also entails special risks. See 'Other Investment Practices--Strategic Transactions' and, in the SAI, 'Strategic Transactions.'

     Anti-Takeover Provisions. The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. These provisions could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a stockholder who owns beneficially more than 5% of the Common Stock. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. See 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation.'

     Market Price and Net Asset Value of Shares. Shares of closed-end investment companies, including the Fund, frequently trade at a discount to their net asset values. See 'Trading History.' Whether investors will realize gains or losses upon the sale of Common Stock will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. The market price of shares of the Common Stock is determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to its officers and to Mitchell Hutchins, subject to the Fund's investment objective and policies and to general supervision by the Board of Directors.

     Subject to the supervision of the Fund's Board of Directors, investment advisory and administration services will be provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated November 23, 1993 ('Advisory Contract'). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of October 31, 1996, Mitchell Hutchins served as investment adviser or sub-adviser to registered
investment companies with   separate portfolios having aggregate assets of over
$  billion.

     Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins receives a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.90% of the Fund's average weekly net assets. This fee is greater than the advisory and administration fees paid by most funds.

     The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and stockholder meetings, fees and expenses relating to registration of the Common Stock, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing stockholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation. For the fiscal years ended July 31, 1996 and July 31, 1995 and for the fiscal period December 7, 1993 (commencement of operations) through July 31, 1994, the Fund's total expenses, stated as a percentage of average net assets, were 1.25%, 1.21% and 1.17% respectively.

     Brokerage transactions for the Fund may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's Board of Directors has adopted procedures to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are fair and reasonable.

     Since May 1994, Thomas J. Libassi, a senior vice president of Mitchell Hutchins, has been responsible for the day-to-day management of the Fund's portfolio. During the eight years prior to May 1994, Mr. Libassi was employed by Keystone Custodian Funds Inc. as a vice president with portfolio management responsibility. Other members of the Mitchell Hutchins' High Income Group provide input on market outlook, interest rate forecasts, and other considerations pertaining to high yield, high risk income securities.

     Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund distributes all of its net investment income as monthly dividends. The Fund will distribute annually to its stockholders substantially all of its realized net capital gain (the excess of long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any.



     The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income due to fluctuations or expenses. Undistributed net investment income will be reflected in the Fund's net asset value, and, accordingly, distribution thereof will reduce the Fund's net asset value. The dividend rate on the Common Stock will be adjusted from time to time by the Fund's Board of Directors and will vary as a result of the performance of the Fund.



DIVIDEND REINVESTMENT PLAN


     The Fund has established the Plan under which all stockholders whose shares of Common Stock are registered in their own names, or in the name of PaineWebber (or its nominee), have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock, unless such stockholders elect to receive cash. Stockholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PNC Bank, National Association ('Transfer Agent'), as dividend disbursing agent. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares of the Common Stock are transferred into the name of another broker or nominee.


     The Transfer Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy shares of Common Stock in the open market, on the NYSE or otherwise, for the participants' accounts. Such shares may be purchased at prices that may be higher or lower than the net asset value per share of the Common Stock at the time of purchase. The number of shares purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Fund will not issue any new shares of Common Stock in connection with the Plan. The Transfer Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Transfer Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of shares of Common Stock in connection with the reinvestment of distributions.

     The automatic reinvestment of dividends and other distributions in shares of Common Stock will not relieve participants of any income tax that may be payable on such distributions. See 'Taxation.'

     A holder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear on the share certificate. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                                    TAXATION

     The Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code of 1986. For each taxable year that the Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its stockholders.


     Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) generally are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Fund shares) are taxable to its stockholders as long-term capital gain, regardless of how long they have held their Fund shares. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of Common
Stock on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to its stockholders in any year that exceed the Fund's earnings and profits generally may be applied by each stockholder against his or her basis for the shares and will be taxable to any stockholder only to the extent the distributions to the stockholder exceed the stockholder's basis for his or her Common Stock. The Fund notifies its stockholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

     An investor should also be aware that, if shares of Common Stock are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Upon a sale or exchange of shares of Common Stock (including a sale pursuant to a share repurchase or tender offer by the Fund), a stockholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the shares and the amount realized. Any such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year; provided that any loss realized on a sale or exchange of shares of Common Stock that were held for six months or less also will be treated as long-term, rather than as short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of shares of Common Stock will be disallowed to the extent those shares are replaced by other shares of Common Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.


     The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. The Fund also must include in its gross income each year any 'interest' distributed in the form of additional securities on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% excise tax (see 'Taxation' in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the requirement imposed on a RIC that it derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or certain options, futures and forward currency contracts held for less than three months, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.




     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding.


     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its stockholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective stockholders are urged to consult their tax advisers.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100 million shares of capital stock, $.001 par value, all of which currently is classified as Common Stock. The Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock and the description under 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

COMMON STOCK

     Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

     Under the rules of the NYSE applicable to listed companies, the Fund normally is required to hold an annual meeting of stockholders in each year. If the Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders. See 'Description of Capital Stock--Stock Repurchases and Tender Offers.'


     Any additional offerings of the Common Stock, if made, will require approval of the Fund's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.


     The following chart indicates the shares of the Common Stock outstanding as
of October   , 1996:



                                                                               AMOUNT OUTSTANDING
                                                         AMOUNT HELD BY        EXCLUSIVE OF AMOUNT
                                                      REGISTRANT OR FOR ITS    HELD BY REGISTRANT
TITLE OF CLASS                   AMOUNT AUTHORIZED           ACCOUNT           OR FOR ITS ACCOUNT
------------------------------   -----------------    ---------------------    -------------------
Common Stock..................      100,000,000                 --                  [6,031,667]


STOCK REPURCHASES AND TENDER OFFERS

     In recognition of the possibility that the Common Stock might trade at a discount from net asset value and that any such discount may not be in the best interest of stockholders, the Fund's Board of Directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase shares of the Common Stock in the open market or to make a tender offer for shares of the Common Stock at their net asset value. The Board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. The Board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. See 'Additional Information--Stock Repurchases and Tenders' in the SAI.

     There is no assurance that repurchases or tender offers will result in the Common Stock's trading at a price that is equal or close to its net asset value per share. The market price of shares of the Common Stock will be determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Common Stock may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Common Stock and net asset value per share. In the opinion of Mitchell Hutchins, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer.


     Although the Board of Directors believes that stock repurchases and tender offers generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the Fund's acquisition of shares of the Common Stock would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on the Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tender offers; however, this may not always be the case.

     Any tender offer made by the Fund for shares of the Common Stock generally would be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the stockholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering stockholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender would be charged against capital.



CONVERSION TO OPEN-END INVESTMENT COMPANY

     The Fund's Board of Directors will consider from time to time whether it would be in the best interests of the Fund and its stockholders to convert the Fund to an open-end investment company. If the Board of Directors determines that such a conversion would be in the best interests of the Fund and its stockholders and is consistent with the 1940 Act, the Board will submit to the Fund's stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of the Common Stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current net asset value per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Common Stock would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment.


     In considering whether to propose that the Fund convert to an open-end investment company, the Board of Directors will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its shares. There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least
66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (2) issuance of any securities of the Fund to any person or entity for cash;

          (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a 'Principal Shareholder'). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a 'redeemable security,' as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions; however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

     The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See 'Description of Capital Stock--Stock Repurchases and Tender Offers.' The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. The Fund's Board of Directors has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. State Street Bank and Trust Company employs foreign sub-custodians, approved by the Fund's Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, is the Fund's transfer and dividend disbursing agent and registrar.

                              FURTHER INFORMATION


     Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus and the Fund's SAI constitute a part, on file with the SEC.

     The Table of Contents for the SAI is as follows:

                                                                                          PAGE
                                                                                          ----
Investment Policies and Restrictions...................................................     1
Strategic Transactions.................................................................     5
Directors and Officers.................................................................    15
Control Persons and Principal Holders of Securities....................................    21
Investment Advisory Arrangements.......................................................    21
Portfolio Transactions.................................................................    22
Net Asset Value of Common Stock........................................................    24
Taxation...............................................................................    25
Additional Information.................................................................    27
Financial Statements...................................................................    28

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to B. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

     AAA--Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A--Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C--Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB--Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B--Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating,

     CCC--Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC--The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C--The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI--The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D--Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

-------------------------------------------------------------------------
-------------------------------------------------------------------------


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Fund Expenses..................................      2
Prospectus Summary.............................      3
Financial Highlights...........................     13
The Fund.......................................     14
The Offering...................................     14
Use of Proceeds................................     14
Trading History................................     14
Investment Objective and Policies..............     15
Other Investment Practices.....................     17
Special Considerations and Risk Factors........     21
Management of the Fund.........................     25
Dividends and Other Distributions; Dividend
  Reinvestment Plan............................     26
Taxation.......................................     27
Description of Capital Stock...................     28
Custodian, Transfer and Dividend Disbursing
  Agent and Registrar..........................     32
Further Information............................     32
Appendix.......................................     33

                           ------------------------


-------------------------------------------------------------------------
-------------------------------------------------------------------------

            ------------------------------------------------------
            ------------------------------------------------------



                                  MANAGED HIGH
                                YIELD FUND INC.




                                  COMMON STOCK

                            ------------------------

                                   PROSPECTUS

                            ------------------------

                            PAINEWEBBER INCORPORATED

                            ------------------------


                               November 29, 1996


            ------------------------------------------------------
            ------------------------------------------------------


(Copyright)1996 PaineWebber Incorporated

                          MANAGED HIGH YIELD FUND INC.

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION


     Managed High Yield Fund Inc. ('Fund') is a diversified closed-end management investment company. The Fund's investment objective is to seek high current income. In pursuing its investment objective, the Fund seeks to avoid undue investment risk by investing in a professionally managed, diversified portfolio of high yield, high risk income securities and, under normal market conditions, invests at least 80% of its total assets in securities rated Ba or B by Moody's Investors Service, Inc. ('Moody's'), BB or B by Standard & Poor's, a division of The McGraw Hill Companies ('S&P'), or comparably rated by another nationally recognized statistical rating organization. No assurance can be given that the Fund will be able to achieve its investment objective.




     Prior to November 1995, the name of the Fund was 'PaineWebber Premier High Income Trust Inc.' The Fund began doing business under the name 'Managed High Yield Fund' in August 1995, and the shareholders of the Fund approved a formal change of the Fund's name to "Managed High Yield Fund Inc." on November 16, 1995.


     Shares of the Fund's common stock ('Common Stock') may be offered from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated to) make such a secondary market.


     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator of the Fund. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's Prospectus, dated November 29, 1996. Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free
(800) 852-4750.



     The date of this Statement of Additional Information is November 29, 1996.


                      INVESTMENT POLICIES AND RESTRICTIONS


     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

YIELD FACTORS AND RATINGS

     S&P and Moody's are private services that provide ratings of the credit quality of debt obligations. A description of the range of ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation.

     In addition to ratings assigned to individual bond issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its 'investment value'

(determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REPURCHASE AGREEMENTS


     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell those securities to the bank or dealer at an agreed-upon date or on demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement is required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.


     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. Mitchell Hutchins will receive and monitor the creditworthiness of such institutions under the Board's general supervision.

SHORT SALES 'AGAINST THE BOX'

     The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box') to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will segregate with its custodian the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short sales that at any time during the coming year exceed 5% of the Fund's net assets.

     The Fund might make a short sale 'against the box' in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

FOREIGN SECURITIES


     As discussed in the Prospectus, the Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies. As a result, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental intervention in the currency markets. Any of these factors could adversely affect the Fund.

INVESTMENT LIMITATIONS


     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.



          The Fund will not:



          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.



          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.



          (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.



          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.



          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.



          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



     NON-FUNDAMENTAL INVESTMENT POLICIES. The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval.




     The Fund will not:



        (1) mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities.



        (2) purchase securities or margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



        (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



        (4) invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.



     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors.

                             STRATEGIC TRANSACTIONS

GENERAL DESCRIPTION OF STRATEGIC TRANSACTIONS

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments, including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio and may use options and forward currency contracts to attempt to enhance the Fund's income or to realize gains. Transactions in the foregoing instruments are referred to as 'Strategic Transactions.'

     Strategic Transactions that are entered into for hedging or other risk management purposes can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Strategic Transaction the price of which is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a Strategic Transaction intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Strategic Transaction the price of which is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Strategic Transactions relating to securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Strategic Transactions relating to debt securities may be used to hedge either individual securities or broad market sectors. Stock index options, stock index futures contracts and options on stock index futures contracts may also be used to hedge broad debt market sectors if Mitchell Hutchins believes that the price of such Strategic Transactions have a positive correlation to price movements of such broad market sectors.

     The use of Strategic Transactions is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC') and may become subject to regulation by various state regulatory authorities. In addition, the Fund's ability to use Strategic Transactions will be limited by tax considerations. See 'Taxation.'

     In addition to the products, strategies and risks described below, Mitchell Hutchins expects additional opportunities to develop in connection with options,

futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF STRATEGIC TRANSACTIONS

     The use of Strategic Transactions involves special considerations and risks, as described below. Risks pertaining to particular Strategic Transactions are described in the sections that follow.

     (1) Successful use of most Strategic Transactions depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currencies and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Strategic Transactions, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the investments being hedged. For example, if the value of Strategic Transactions used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Strategic Transactions are traded. The effectiveness of hedges using Strategic Transactions on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Strategic Transaction. Moreover, if the price of the Strategic Transaction declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, the Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). If the Fund were unable to close out its positions in such Strategic Transactions, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Strategic Transaction prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ('contra party') to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIC TRANSACTIONS


     Strategic Transactions, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options, forward currency contracts or futures contracts or
(2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Transaction is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS

     The Fund may purchase put and call options, and write (sell) covered call and put options, on debt securities, on foreign currencies and on indices of debt and equity securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security, currency or index appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security, currency or index at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Other Investment Practices--Illiquid Securities' in the Prospectus. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security, currency or index depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security, currency or index at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Generally, OTC options on foreign currencies and debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES AND OPTIONS ON FUTURES

     The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell an interest rate or debt security index futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy an interest rate or debt security index futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures or options position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes an option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on a futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

     The Fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Strategic Transactions involving that currency are available or such Strategic Transactions are more expensive than certain other Strategic Transactions. In such cases, the Fund may hedge against price movements in that currency by entering into Strategic Transactions on another currency or basket of currencies, the values of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Strategic Transactions will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Strategic Transactions on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Strategic Transactions, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Strategic Transactions until they reopen.

     Settlement of Strategic Transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions ('component' transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Mitchell Hutchins, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Mitchell Hutchins' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

     To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without stockholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. In addition, the Fund may purchase forward currency contracts to enhance income when Mitchell Hutchins anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the

Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Strategic Transaction will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As in the case with futures contracts, buyers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument bought or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contracts and not covered as provided in
(1) above, as marked to market daily.


     The Fund may use the following Strategic Transactions:

          OPTIONS ON DEBT SECURITIES AND CURRENCIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or upon expiration. The writer of a put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security or currency at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

          OPTIONS ON INDICES OF DEBT AND EQUITY SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

          DEBT AND EQUITY SECURITY INDEX FUTURES CONTRACTS--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

          DEBT SECURITY AND CURRENCY FUTURES CONTRACTS--A debt security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

          OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

          FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

          INTEREST RATE PROTECTION TRANSACTIONS--The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ('notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

     The Fund would enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these interest rate protection transactions are entered into for good faith hedging or other risk management purposes, and inasmuch as segregated accounts will be established with respect to such transactions,

Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

     The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers or their affiliates determined by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

                             DIRECTORS AND OFFICERS

     The ages, business addresses and principal occupations during the past five years of the directors and executive officers of the Fund are:


                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
Margo N. Alexander**; 49    Director and    Mrs. Alexander is president, chief executive officer and a
                              President       director of Mitchell Hutchins (since January 1995) and an
                                              executive vice president and director of PaineWebber. Mrs.
                                              Alexander is president and a director or trustee of 30
                                              investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Richard Q. Armstrong; 61      Director      Mr. Armstrong is chairman and principal of RQA Enterprises
78 West Brother Drive                         (management consulting firm) (since April 1991 and
Greenwich, CT 06830                           principal occupation since March 1995). Mr. Armstrong is
                                              also a director of Hi Lo Automotive, Inc. He was chairman

                                              of the board, chief executive officer and co-owner of
                                              Adirondack Beverages (producer and distributor of soft
                                              drinks and sparkling/still waters) (October 1993-March
                                              1995). Mr. Armstrong was a partner of the New England
                                              Consulting Group (management consulting firm) (December
                                              1992-September 1993). He was managing director of LVMH
                                              U.S. Corporation (U.S. subsidiary of the French luxury
                                              goods conglomerate, Luis Vuitton Moet Hennessey
                                              Corporation) (1987-1991) and chairman of its wine and
                                              spirits subsidiary, Schieffelin & Somerset Company
                                              (1987-1991). Mr. Armstrong is a director or trustee of 29
                                              investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

E. Garrett Bewkes,          Director and    Mr. Bewkes is a director of Paine Webber Group Inc. ('PW
Jr.**; 70                    Chairman of      Group') (holding company of PaineWebber and Mitchell
                            the Board of      Hutchins). Prior to December 1995, he was a consultant to
                              Directors       PW Group. Prior to 1988, he was chairman of the board,
                                              president and chief executive officer of American Bakeries
                                              Company. Mr. Bewkes is also a director of Interstate
                                              Bakeries Corporation and NaPro BioTherapeutics, Inc. Mr.
                                              Bewkes is a director or trustee of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as
                                              investment adviser.

                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
Richard R. Burt; 49           Director      Mr. Burt is chairman of International Equity Partners
1101 Connecticut Avenue,                      (international investments and consulting firm) (since
N.W.                                          March 1994) and a partner of McKinsey & Company
Washington, D.C. 20036                        (management consulting firm) (since 1991). He is also a
                                              director of American Publishing Company. He was the chief
                                              negotiator in the Strategic Arms Reduction Talks with the
                                              former Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is a
                                              director or trustee of 29 investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as investment
                                              adviser.

Mary C. Farrell**; 46         Director      Ms. Farrell is a managing director, senior investment
                                              strategist and member of the Investment Policy Committee
                                              of PaineWebber. Ms. Farrell joined PaineWebber in 1982.
                                              She is a member of the Financial Women's Association and

                                              Women's Economic Roundtable and is employed as a regular
                                              panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's
                                              Stern School of Business. Ms. Farrell is a director or
                                              trustee of 29 investment companies for which Mitchell
                                              Hutchins or PaineWebber serves as investment adviser.

Meyer Feldberg; 54            Director      Mr. Feldberg is Dean and Professor of Management of the
Columbia University                           Graduate School of Business, Columbia University. Prior to
101 Uris Hall                                 1989, he was president of the Illinois Institute of
New York, New York 10027                      Technology. Dean Feldberg is also a director of AMSCO
                                              International Inc. (medical instruments and supplies),
                                              Federated Department Stores, Inc. and New World
                                              Communications Group Incorporated. Dean Feldberg is a
                                              director or trustee of 29 investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as investment
                                              adviser.

George W. Gowen; 67           Director      Mr. Gowen is a partner in the law firm Dunnington, Bartholow
666 Third Avenue                              & Miller. Prior to May 1994, he was a partner in the law
New York, New York 10017                      firm of Fryer, Ross & Gowen. Mr. Gowen is a director of
                                              Columbia Real Estate Investments, Inc. Mr. Gowen is a
                                              director or trustee of 29 investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as investment
                                              adviser.

                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
Frederick V. Malek; 59        Director      Mr. Malek is chairman of Thayer Capital Partners (investment
1455 Pennsylvania Avenue,                     bank) and co-chairman and director of CB Commercial Group
N.W.                                          Inc. (real estate). From January 1992 to November 1992, he
Suite 350                                     was campaign manager of Bush-Quayle '92. From 1990 to
Washington, D.C. 20004                        1992, he was vice chairman and, from 1989 to 1990, he was
                                              president of Northwest Airlines Inc., NWA Inc. (holding
                                              company of Northwest Airlines Inc.) and Wings Holdings
                                              Inc. (holding company of NWA Inc.). Prior to 1989, he was
                                              employed by the Marriot Corporation (hotels, restaurants,
                                              airline catering and contract feeding), where he most
                                              recently was an executive vice president and president of
                                              Marriot Hotels and Resorts. Mr. Malek is also a director
                                              of American Management Systems, Inc. (management
                                              consulting and computer related services), Automatic Data
                                              Processing, Inc., Avis, Inc. (passenger car rental), FPL

                                              Group, Inc. (electric services), National Educational
                                              Corporation and Northwest Airlines Inc. Mr. Malek is a
                                              director or trustee of 29 investment companies for which
                                              Mitchell Hutchins or PaineWebber serves as investment
                                              adviser.

Carl W. Schafer; 60           Director      Mr. Schafer is president of the Atlantic Foundation
P.O. Box 1164                                 (charitable foundation supporting mainly oceanographic
Princeton, NJ 08542                           exploration and research). He is a director of Roadway
                                              Express, Inc. (trucking), The Guardian Group of Mutual
                                              Funds, Evans Systems, Inc. (motor fuels, convenience store and diversified company), Hidden Lake Gold Mines Ltd.,
                                              Electronic Clearing House, Inc. (financial transactions
                                              processing), Wainoco Oil Corporation and Nutraceutix, Inc.
                                              (biotechnology company). Prior to January 1993, he was
                                              chairman of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute. Mr. Schafer is a director or trustee of 29 investment companies for which Mitchell
                                              Hutchins or PaineWebber serves as an investment adviser.

John R. Torell III; 57        Director      Mr. Torell is chairman of Torell Management, Inc. (financial
767 Fifth Avenue                              advisory firm), chairman of Telesphere Corporation
Suite 4605                                    (electronic provider of financial information) and a
New York, NY 10153                            partner of Zilkha & Company (merchant banking and private
                                              investment company). He is the former chairman and chief
                                              executive officer

                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
                                              of Fortune Bancorp (since 1990-1991 and 1990-1994,
                                              respectively), the former chairman, president and chief
                                              executive officer of CalFed, Inc. (savings association)
                                              (1988 to 1989) and former president of Manufacturers
                                              Hanover Corp. (bank) (prior to 1988). Mr. Torell is a
                                              director of American Home Products Corp., New Colt Inc.
                                              (armament manufacturer) and Volt Information Sciences
                                              Inc. Mr. Torell is a director or trustee of 29
                                              investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Teresa M. Boyle; 38        Vice President   Ms. Boyle is a first vice president and manager--advisory
                                              administration of Mitchell Hutchins. Prior to November
                                              1993, she was compliance manager of Hyperion Capital

                                              Management, Inc., an investment advisory firm. Prior to
                                              April 1993, Ms. Boyle was a vice president and
                                              manager--legal administration of Mitchell Hutchins. Ms.
                                              Boyle is a vice president of 30 investment companies for
                                              which Mitchell Hutchins or PaineWebber serves as
                                              investment adviser.

Thomas J. Libassi; 37      Vice President   Mr. Libassi is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice
                                              president of Keystone Custodian Funds Inc. with portfolio
                                              management responsibility. Mr. Libassi is a vice president of four investment companies for which Mitchell Hutchins
                                              or PaineWebber serves as investment adviser.

C. William Maher; 35       Vice President   Mr. Maher is a first vice president and a senior manager
                            and Assistant     of the mutual fund finance division of Mitchell Hutchins.
                              Treasurer       Mr. Maher is a vice president and assistant treasurer of
                                              30 investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Ann E. Moran; 39           Vice President   Ms. Moran is a vice president of Mitchell Hutchins. Ms.
                            and Assistant     Moran is also a vice president and assistant treasurer of
                              Treasurer       30 investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Dianne E. O'Donnell; 44    Vice President   Ms. O'Donnell is a senior vice president and deputy general
                            and Secretary     counsel of Mitchell Hutchins. Ms. O'Donnell is a vice
                                              president and secretary of 29 investment companies for
                                              which Mitchell Hutchins or PaineWebber serves as
                                              investment adviser.

                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
Victoria E. Schonfeld; 45  Vice President   Ms. Schonfeld is a managing director and general counsel of
                                              Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice
                                              president of 30 investment companies for which Mitchell
                                              Hutchins or PaineWebber serves as investment adviser.

Paul H. Schubert; 33       Vice President   Mr. Schubert is a first vice president and a senior manager
                            and Assistant     of the mutual fund finance division of Mitchell Hutchins.
                              Treasurer       From August 1992 to August 1994, he was a vice president
                                              of BlackRock Financial Management, Inc. Prior to August

                                              1992, he was an audit manager with Ernst & Young LLP. Mr.
                                              Schubert is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Julian F. Sluyters; 36     Vice President   Mr. Sluyters is a senior vice president and the director of
                            and Treasurer     the mutual fund finance division of Mitchell Hutchins.
                                              Prior to 1991, he was an audit senior manager with Ernst &
                                              Young LLP. Mr. Sluyters is a vice president and treasurer
                                              of 30 investment companies for which Mitchell Hutchins or
                                              PaineWebber serves as investment adviser.

Mark A. Tincher; 41        Vice President   Mr. Tincher is a managing director and chief investment
                                              officer--U.S. equity investments of Mitchell Hutchins.
                                              Prior to March 1995, he was a vice president and directed
                                              the U.S. funds management and equity research areas of
                                              Chase Manhattan Private Bank. Mr. Tincher is a vice
                                              president of 14 investment companies for which Mitchell
                                              Hutchins or PaineWebber serves as investment adviser.

Gregory K. Todd; 39        Vice President   Mr. Todd is a first vice president and associate general
                            and Assistant     counsel of Mitchell Hutchins. Prior to 1993, he was a
                              Secretary       partner in the law firm of Shereff, Friedman, Hoffman &
                                              Goodman. Mr. Todd is a vice president and assistant
                                              secretary of nine investment companies and vice president
                                              and secretary of one investment company for which Mitchell
                                              Hutchins or PaineWebber serves as investment adviser.

                              POSITION                          BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*      WITH THE FUND                       OTHER DIRECTORSHIPS
-------------------------  ---------------  ------------------------------------------------------------
Keith A. Weller; 35        Vice President   Mr. Weller is a first vice president and associate general
                            and Assistant     counsel of Mitchell Hutchins. Prior to May 1995, he was an
                              Secretary       attorney in private practice. Mr. Weller is a vice
                                              president and assistant secretary of 29 investment
                                              companies for which Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.


------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.




** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.



     The Fund pays directors who are not 'interested persons' of the Fund $1,000 annually and $150 for each board meeting and for each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation aggregating $15,000 each from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.



     The table below includes certain information relating to the compensation of the Fund's current directors who held office with the Fund or with other PaineWebber funds during the Fund's last fiscal year.



                                                         TOTAL
                                                      COMPENSATION
                                       AGGREGATE        FROM THE
                                      COMPENSATION    FUND AND THE
                                        FROM THE          FUND
NAME OF PERSONS, POSITION                FUND*         COMPLEX**
-----------------------------------   ------------    ------------
Richard Q. Armstrong,
  Director.........................     $    2,056      $  9,000
Richard R. Burt
  Director.........................          1,556         7,750
Meyer Feldberg,
  Director***......................             56       106,375
George W. Gowen,
  Director***......................             56        99,750
Frederic V. Malek,
  Director***......................             56        99,750
Carl W. Schafer,
  Director***......................             56       118,175
John R. Torell III,
  Director.........................          2,056        28,125



------------------

   Only independent members of the board of directors are compensated by the Fund and identified above; directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation.



  * Represents fees paid to each director during the fiscal year ended July 31, 1996.



 ** Represents total compensation paid to each director during the calendar year ended December 31, 1995; no fund within the complex has a bonus, pension, profit sharing or retirement plan.



*** Elected as a director at a shareholder meeting held on April 11, 1996.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of               , 1996, Cede & Co. (the nominee for The Depository
Trust Company) owned of record           shares of the Common Stock or      % of
the outstanding Common Stock. To the knowledge of the Fund, no person is the
beneficial owner of 5% or more of its Common Stock. As of               , 1996,
the directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of Common Stock.


                        INVESTMENT ADVISORY ARRANGEMENTS

     Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated November 23, 1993 with the Fund ('Advisory Contract'). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board of Directors, stockholders and regulatory authorities.

     In addition to the payments to Mitchell Hutchins under the Advisory Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) organizational expenses of the Fund, whether or not advanced by Mitchell Hutchins; (3) filing fees (other than fees under the Securities Act of 1933 incurred in connection with the initial public offering of securities) and expenses relating to the registration and qualification of the Common Stock under federal securities laws; (4) fees and salaries payable to directors who are not interested persons of the Fund or Mitchell Hutchins; (5) all expenses incurred in connection with the directors' services, including travel expenses; (6) taxes (including any income or franchise taxes) and governmental fees (other than transfer taxes);
(7) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (8) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (9) legal expenses, including legal fees of special counsel for the independent directors; (10) accounting and auditing expenses (other than those incurred in providing comfort to the underwriters in connection with the initial public offering of securities); (11) charges of custodians, transfer agents and other agents; (12) expenses of printing and distributing reports to stockholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) costs of mailing and tabulating proxies and costs of meetings of stockholders, the Board and any committees thereof;
(16) the costs of investment company literature and other publications provided to directors and officers; (17) costs of mailing, stationery and communications equipment; (18) interest charges on borrowings; and (19) fees and expenses of maintaining any listing of the Fund's shares on any national securities exchange.

     The Advisory Contract was approved by the Fund's Board of Directors and by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party ('Independent Directors') on June 23, 1993 and by its initial stockholder on November 23, 1993. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and
(2) by the Board of Directors or by vote of a majority of the outstanding Common Stock of the Fund.

     Under the Advisory Contract, Mitchell Hutchins is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.


     For the fiscal years ended July 31, 1996 and July 31, 1995 and for the fiscal period December 7, 1993 (commencement of operations) to July 31, 1994, the Fund paid or accrued to Mitchell Hutchins $720,500, $710,078 and $504,576, respectively, in investment advisory and administration fees.



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts held by all Mitchell Hutchins' directors, officers and employees, that establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, Mitchell Hutchins will be responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins will seek to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Generally, debt securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs') who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal years ended July 31, 1996 and July 31, 1995 and for the period December 7, 1993 (commencement of operations) to July 31, 1994, the Fund paid no commissions to FCMs.


     Consistent with the Fund's interests and subject to the review of the Fund's Board of Directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins will be made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Fund.


     For the fiscal years ended July 31, 1996 and July 31, 1995, and for the period December 7, 1993 (commencement of operations) to July 31, 1994, Mitchell Hutchins did not direct any brokerage commissions to brokers chosen because they provide research and analysis. For the fiscal years ended July 31, 1996, July 31, 1995 and for the period December 7, 1993 (commencement of operations) to July 31, 1994, the Fund paid no brokerage commissions.


                        NET ASSET VALUE OF COMMON STOCK

     The net asset value of the Common Stock is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ('NYSE') on the last day of the week on which the NYSE is open for trading. The net asset value of the Common Stock also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.

     When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

     Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                                    TAXATION

GENERAL

     In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code of 1986 ('Code'), the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement');
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to stockholders for the year in which that December 31st falls.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends received by a corporate stockholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

     Income from investments in foreign securities may be subject to foreign withholding or other taxes. Stockholders of the Fund will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

     The Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in the stock of 'passive foreign investment companies' ('PFICs'). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain on disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund,' then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, a closed-end RIC whose net asset value is determined and published in a publication of general circulation at least weekly, such as the Fund, would be entitled to elect to 'mark-to-market' its stock in certain PFICs. 'Marking-to-market,' in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

STRATEGIC TRANSACTIONS

     The use of Strategic Transactions, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to 'mark to market' (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In that event, the Fund might have to liquidate securities to enable it to make the required distributions, which would cause it to recognize gains or losses and might affect its ability to satisfy the Short-Short Limitation.

     Income from foreign currencies, and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.


     If the Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


                             ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDERS

     As discussed in the Prospectus, the Fund's Board of Directors may tender for its shares to reduce or eliminate the discount to net asset value at which the Fund's shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase its shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The Board of Directors may modify these conditions in light of experience.

AUDITORS

     Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent auditors for the Fund.

LEGAL MATTERS


     The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

                              FINANCIAL STATEMENTS


     The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

            ------------------------------------------------------
            ------------------------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH THE PROSPECTUS RELATES. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........      1
Strategic Transactions.........................      5
Directors and Officers.........................     15
Control Persons and Principal Holders of
  Securities...................................     21
Investment Advisory Arrangements...............     21
Portfolio Transactions.........................     22
Net Asset Value of Common Stock................     24
Taxation.......................................     25
Additional Information.........................     27
Financial Statements...........................     28

                           ------------------------

            ------------------------------------------------------
            ------------------------------------------------------

            ------------------------------------------------------
            ------------------------------------------------------




                                  MANAGED HIGH
                                YIELD FUND INC.




                                  COMMON STOCK

                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                            ------------------------

                            PAINEWEBBER INCORPORATED

                            ------------------------


                                November 29, 1996


            ------------------------------------------------------
            ------------------------------------------------------


(Copyright)1996 PaineWebber Incorporated

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

                  Included in Part A of the Registration Statement:

                  a. Financial Highlights for each of the two fiscal years ended July 31, 1996 and for the period December 7, 1993 (commencement of operations) to July 31, 1994.

                  Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to the Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on October 2, 1996 (File No. 33-69260) (Accession No.0000889812-96-001408):

                  a.       Portfolio of Investments as of July 31, 1996

                  b. Statement of Assets and Liabilities as of July 31, 1996

                  c.       Statement of Operations for the year ended July 31,
                           1996

                  d. Statement of Cash Flows for the fiscal year ended July 31, 1996

                  e. Statement of Changes in Net Assets for each of the two fiscal years in the period ended July 31,
                           1996

                  f.       Notes to Financial Statements

                  g.       Financial Highlights

                  h. Report of Ernst & Young LLP, Independent Auditors, dated Septmeber 30, 1996


         2.       Exhibits:

                  a.       (i)      Articles of Incorporation(1)
                           (ii)     Articles of Amendment(2)
                           (iii)    Articles of Amendment (filed herewith)
                  b.       (i)      Bylaws(3)

--------
(1) Incorporated by reference to exhibit 1(a) to the initial Registration Statement on Form N-2 filed September 22, 1993 (File No. 33-69260).



(2) Incorporated by reference to exhibit 1(b) to the initial Registration Statement on Form N-2 filed September 22, 1993 (File No. 33-69260).

(3) Incorporated by reference to exhibit 2 to the initial Registration Statement on Form N-2 filed September 22, 1993 (File No. 33-69260).

                           (ii)     Amendment to Bylaws(4)
                  c.       None
                  d.       Inapplicable
                  e.       Dividend Reinvestment Plan(5)
                  f.       None
                  g.       Investment Advisory and Administration Contract(6)
                  h.       Underwriting Agreement(7)
                  i.       None
                  j.       Custodian Agreement(8)
                  k.       Transfer Agency Agreement(9)
                  l.       Opinion and Consent of Counsel(10)
                  m.       None
                  n.       Consent of Independent Auditors (filed herewith)
                  o.       None
                  p.       Letter of Investment Intent(11)
                  q.       None
                  r.       Financial Data Schedule (filed herewith)


--------
(4)     Incorporated by reference to exhibit b.(ii) to Post-Effective
        Amendment No. 2 to the Registration Statement on Form N-2 filed January 20, 1995 (File No. 33-69260).

(5) Incorporated by reference to exhibit 5 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

(6) Incorporated by reference to exhibit 7 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

(7) The shares offered by the Prospectus may be offered from time to time in order to effect over-the-counter secondary market transactions by PaineWebber in its capacity as a dealer and secondary market maker and not pursuant to any agreement with the Fund. Shares were originally issued in a public offering pursuant to an Underwriting Agreement, included as exhibit 8(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260), and a related document, included as exhibit 8(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File

        No. 33-69260).

(8) Incorporated by reference to exhibit 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

(9) Incorporated by reference to exhibit 11 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

(10) Incorporated by reference to exhibit 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

(11) Incorporated by reference to exhibit 16 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).

ITEM 25.  MARKETING ARRANGEMENTS

         Inapplicable.  See note accompanying Item 24.2.h.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not applicable to current Post-Effective Amendment; for expenses incurred in connection with this Registration Statement; see Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, SEC File No. 33-69260, filed November 29, 1993.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


                                            Number of Record
                                             Holders as of
                                           September 30, 1996


Title of Class                                    231
Common Stock, par value
$0.001 per share


ITEM 29.  INDEMNIFICATION

         Incorporated by reference to Item 2 of Part C of the initial Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260).


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See "Management of the Fund" in the Prospectus.

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber, which in turn is wholly owned by Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to executive officers and directors of Mitchell Hutchins is included in its Form ADV as filed with the SEC (Registration number 801-13219) and is incorporated by reference.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund are maintained at the office of the Fund at 1285 Avenue of the Americas, New York, New York 10019, at the office of its custodian, State Street Bank & Trust Company ("State Street") at One Heritage Drive, North Quincy, Massachusetts 02171, and at the office of the Trust's transfer agent, PNC Bank, National Association, c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

ITEM 32.  MANAGEMENT SERVICES

         None.

ITEM 33.  UNDERTAKINGS

         The Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act
                                    of 1933:

                           (ii) To reflect in the prospectus any acts or elements arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497 under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (5) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of September, 1996.

                                  MANAGED HIGH YIELD FUND INC.

                                  By:   /s/ Gregory K. Todd
                                        -------------------------------------
                                        Gregory K. Todd
                                        Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                             Title                                         Date
---------                                             -----                                         ----
 /s/ Margo N. Alexander                               President and Director                        Sept. 27, 1996
-----------------------------------                   (Chief Executive Officer)
Margo N. Alexander *

 /s/ E. Garrett Bewkes, Jr.                           Director and Chairman                         Sept. 27, 1996
-----------------------------------                   of the Board of Directors
E. Garrett Bewkes, Jr. *

 /s/ Richard Q. Armstrong                             Director                                      Sept. 27, 1996
-----------------------------------
Richard Q. Armstrong *

 /s/ Richard Burt                                     Director                                      Sept. 27, 1996
-----------------------------------
Richard Burt *

 /s/ Mary C. Farrell                                  Director                                      Sept. 27, 1996
-----------------------------------
Mary C. Farrell *

 /s/ Meyer Feldberg                                   Director                                      Sept. 27, 1996
-----------------------------------
Meyer Feldberg *

 /s/ George W. Gowen                                  Director                                      Sept. 27, 1996
-----------------------------------
George W. Gowen *


 /s/ Frederic V. Malek                                Director                                      Sept. 27, 1996
-----------------------------------
Frederic V. Malek *

 /s/ Carl W. Schafer                                  Director                                      Sept. 27, 1996
-----------------------------------
Carl W. Schafer *

 /s/ John R. Torell III                               Director                                      Sept. 27, 1996
-----------------------------------
John R. Torell III *

 /s/ Julian F. Sluyters                               Vice President and Treasurer (Chief           Sept. 27, 1996
-----------------------------------                   Financial and Accounting Officer)
Julian F. Sluyters

* Signature affixed by Robert A. Wittie pursuant to power of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement of PaineWebber RMA Tax-Free Fund, SEC File No. 2-78310, filed June 27, 1996.

                         MANAGED HIGH YIELD FUND INC.

                                EXHIBIT INDEX


  Exhibit                                                     Document Description
    a.        (i)       Articles of Incorporation [previously filed as exhibit 1(a) to the Registration Statement to Form N-2 filed September 22, 1993 (File No. 33-69260)]

              (ii)      Articles of Amendment [previously filed as exhibit 1(b) to the Registration Statement to Form N-2 filed September 22, 1993 (File No. 33-69260)]

              (iii)     Articles of Amendment [filed herewith]

    b.        (i)       Bylaws [previously filed as exhibit 2 to the Registration Statement on Form N-2 filed September 22,
                        1993 (File No. 33-69260)]

              (ii)      Amendment to Bylaws [previously filed as exhibit b.(ii) to Post-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2 filed January 20, 1995 (File No. 33-69260)]

    c.                  None

    d.                  Inapplicable

    e.                  Dividend Reinvestment Plan [previously filed as exhibit 5 to Pre-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260)]

    f.                  None

    g.                  Investment Advisory and Administration Contract [previously filed as exhibit 7 to Pre-Effective
                        Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-
                        69260)]

    h.                  None

    i.                  None

    j.                  Custodian Agreement [previously filed as exhibit 10 to Pre-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260)]

    k.                  Transfer Agency Agreement [previously filed as exhibit 11 to Pre-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260)]

    l.                  Opinion and consent of counsel [previously filed as exhibit 14 to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260)]

    m.                  None

    n.                  Consent of Independent Auditors (filed herewith)


    o.                  None

    p.                  Letter of Investment Intent [previously filed as exhibit 16 to Pre-Effective Amendment No. 2 to the
                        Registration Statement on Form N-2 filed November 29, 1993 (File No. 33-69260)]

    q.                  None

    r.                  Financial Data Schedule [filed herewith]


                                     II-5